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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                November 19, 1998
         -------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    33-45499                  36-3809819
----------------------------         -----------             ------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)




                216 Evergreen Street, Bensenville, Illinois 60106
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               (Address of principal executive offices) (Zip Code)



                                 (630) 860-9542
                         -------------------------------
                         (Registrant's telephone number)




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ITEM 5.  OTHER EVENTS.
         -------------

         On November 19, 1998, M-Wave, Inc. announced that it has been notified that First Chicago Equity Corporation, the beneficial owner of 694,464 shares of the Company's common stock, intends to nominate Lawrence E. Fox and L. Christopher Saenger III to stand for election as directors at the Company's annual meeting of stockholders currently scheduled for December 9, 1998. The full text of M-Wave, Inc.'s November 19, 1998 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

    (a)  Exhibits

         99.1  Press Release issued by M-Wave, Inc. dated November 19, 1998.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 19, 1998

                                      M-WAVE, INC.


                                      By: /s/ PAUL S. SCHMITT
                                          --------------------------------
                                          Name:  Paul S. Schmitt
                                          Title: Controller; Chief Accounting
                                                 Officer




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                                  EXHIBIT INDEX




EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------

 99.1         Press Release issued by M-Wave, Inc. dated November 19, 1998